Retirement Benefits - Summary of Retirement Benefit Expense (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Defined benefit plans:
Current service cost, net of plan participants’ contributions	$ 1,500	$ 1,527	$ 1,855
Interest expense on obligations	2,309	2,643	2,944
Interest income on plan assets	(2,019)	(2,358)	(2,495)
Other	(404)	(116)	207
Total	1,386	1,696	2,511
Defined contribution plans	429	485	473
Total retirement benefit expense	$ 1,815	$ 2,181	$ 2,984